EXHIBIT 32.2
WARREN RESOURCES, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Warren Resources, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy A. Larkin, Executive Vice President, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy A. Larkin
Timothy A. Larkin
Executive Vice President, Chief Financial Officer And Principal Accounting Officer

August 9, 2005
A signed original of this original statement required by Section 906 has been provided to Warren Resources, Inc., and will be retained by Warren Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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